Global BPO Services 1 Global BPO and Stream: An exciting, high growth, multi-shore BPO opportunity Exhibit 99.1

Global BPO Services

Safe Harbor/Forward Looking Statements
Certain statements made in this presentation regarding the proposed merger between Global BPO Services.
(“GBPO”) and Stream Holdings Corporation (“Stream”) and any other statements regarding the parties’ future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section21E of the Securities
Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words
“believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. Forward looking statements include but are not limited to statements regarding the parties’ expectations for the consummation of the proposed merger, the projections for the Stream business and the combined company, and plans for future growth and operational improvements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the factors described in GBPO’s Quarterly
Report on Form 10-Q for the three months ended September 30, 2007 filed with the SEC and its preliminary proxy statement filed with the SEC on February 12, 2008. The parties assume no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.
Additional Information
GBPO has filed with the U.S. Securities and Exchange Commission (SEC) a preliminary proxy statement in connection with the proposed acquisition and to mail a definitive proxy statement and other relevant documents to Global stockholders. Stockholders of GBPO and other interested persons are advised to read, when available, GBPO’s preliminary proxy statement, and amendments thereto, and definitive proxy statement in connection with GBPO’s solicitation of proxies for the special meeting to be held to approve the acquisition because these proxy statements will contain important information about GBPO, Stream and the proposed acquisition.  The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the acquisition.  Stockholders will also be able to obtain a copy of the preliminary and definitive proxy statements, without charge at the SEC’s Internet site at http://www.sec.gov or by directing a request to: Global BPO Services Corp., 125 High Street, 30  Floor, High Street Tower, Boston, MA 02110, telephone (617)
517-3248.
GBPO and its directors and its officers may be deemed participants in the solicitation of proxies from GBPO’s stockholders.  A list of the names of those directors and the officers and descriptions of their interests in GBPO is contained in
GBPO’s proxy statement when it becomes available. GBPO’s stockholders may obtain additional information about the interests of its directors and officers in the acquisition by reading GBPO’s proxy statement.
th

Global BPO Services

Financial Projections
The inclusion of the financial projections in this presentation should not be regarded as an indication that GBPO’s board of directors or any other recipient of the information considered, or now considers, them to be a reliable prediction of future results. The financial projections were not prepared with a view towards public disclosure or with a view to complying with the published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information or with U.S. generally accepted accounting principles. Neither our independent auditors, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the financial projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability. We are under no obligation, and expressly disclaims any intention or obligation, to update or revise the financial projections presented, whether as a result of new information, future events or otherwise, except as required by applicable law.
Although the financial projections were prepared based on assumptions and estimates that Global management believed were reasonable at the time, GBPO provides no assurance that the assumptions made in preparing the financial projections will prove accurate or that actual results will be consistent with these financial projections. Projections of this type involve significant risks and uncertainties, should not be read as guarantees of future performance or results and will not necessarily be accurate indicators of whether or not such results will be achieved

Global BPO Services

Global BPO IPO Summary
Global BPO is a special purpose acquisition company (SPAC) formed to acquire a BPO services company
IPO Date: October 17, 2007
Offering Size: $250,000,000
Securities Offered:
31,250,000 units
(1 share of common stock and 1 warrant)
Ticker Symbol (AMEX): OOO (stock); OOO.U (unit); OOO.WS (warrant priced at $6)
Cash Held in Trust: $246,300,000
Sponsor Investment:
$7.5 million private placement of warrants by the founders
(3% of offering size) with proceeds contributed to trust and at risk if no deal within 24 months from IPO
Use of Proceeds:
Acquire a company in the Business Process Outsourcing (BPO)
services industry
Underwriters: Deutsche Bank Securities Inc. and Robert W. Baird & Co.

Global BPO Services

Scott Murray, Chairman & CEO
Over 20 years experience as senior executive in BPO industry – strong network
Negotiated and integrated over 25 acquisitions and sale transactions of ~$5 billion
Raised approximately $1.5 billion in equity and debt financings
Chairman & CEO Snapshot
EVP & CFO (1994-1999)
Leader in re-inventing the consumer software industry throughout the 1990’s – publicly traded on NYSE
Completed over 25 acquisitions and raised over $1.0 billion in financing
Increased revenues from $233 mm in 1994 to $839 mm in 1998
Sold business to Mattel in May 1999 for $4.2 billion
The Learning Company - EVP & CFO (1994-1999)
Outsourced technical support BPO services
Increased revenues from $236 mm to $650 mm and EBITDA from $25 mm – $50 mm over three years
Sold business to Solectron in 2001 for $375 mm – a 6x return on equity
Supply Chain BPO with declining financials and too much debt in 2002
Launched new services and migrated service centers off-shore to places like China
Sold business to CMGI in 2004 for $230 mm – a 6x return on equity
Modus International CEO and Director (2002-2004)
$1.3 billion in revenues and approx $2 billion market cap while CEO
3Com - CEO and Director and Chairman of H3C – China JV btwn 3Com and Huawei (2006)
Stream International - President (2000-2002)

Global BPO Services

Stream Transaction at a Glance
Transaction
Rationale
Stream is a high growth, industry leading BPO provider with a global, fully integrated service offering
As former company executives, GBPO has unique insight into Stream and the BPO industry and can generate immediate earnings synergies
Stream offers a compelling platform for growth and meets all of our key investment criteria
History /
Consideration
A proprietary transaction that will provide Stream access to public markets and GBPO team resources
GBPO examined over 100 possible BPO opportunities
$225.8 million purchase price - $139.3 from cash in GBPO trust, $72.0 rollover debt
(1)
,
$14.5 equity from current Stream P.E. investor
Stream sold in 2001 by Murray/Bain Capital to Solectron for $375 million EV
Purchase price represents 7.1x 2008E Adjusted EBITDA before GBPO synergies (4.7x after synergies) and 3.7x 2009 EBITDA
1.   As of September 30, 2007 Balance Sheet.

Global BPO Services

Stream Investment Highlights
Seamless global operations using strong technology platform & integrated processes
32 service centers in 16 countries
Global Platform with
Robust Technology
Global Platform with
Robust Technology
Premier, Value Added
Service Offering
Premier, Value Added
Service Offering
Numerous industry awards and leading track record of top CSAT performance
Focus on higher margin, value-added service offerings - Deep expertise in high growth verticals
Expansion capabilities for additional services using current infrastructure
Stable and Diversified
Blue Chip Customer Base
Stable and Diversified
Blue Chip Customer Base
Approximately 90% of 2008 forecast revenue under contract
Top customer relationships average ~9 years- largest client only 15% of revenues
95% renewal rates with Fortune 1000 clients
Robust Growth Platform
Robust Growth Platform
25% revenue CAGR since 2005 – ability to support over a billion dollars in revenues
Current Stream trajectory plus GBPO synergies can drive over $60 million in
EBITDA by 2009 before expected add-on acquisitions
Significant Profit
Growth  Opportunities
Significant Profit
Growth  Opportunities
Strong margin improvement initiatives already underway/generating results
Continued offshore growth and identified GBPO synergies will accelerate positive margin trends
Outstanding Management
Team
Outstanding Management
Team
Experienced and broad management team with deep sector expertise
Prior GBPO positions with Stream provide important knowledge and relationships

Global BPO Services

$461,755
$508,416
$560,829
$616,740
$677,159
$420,660
$0
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
$700,000
2006A 2007E 2008E 2009E 2010E 2011E
Stream Positioned to Benefit from Industry Trends
Overall BPO growth of 10%, with technology, communications and consumer electronics (Stream’s focus verticals) outpacing other sectors
Bundled, high-value added services are in greatest demand and offer premium pricing opportunities
Global customers consolidating with global suppliers (away from local / regional players)
Accelerating growth to off-shore centers – 75% of Stream’s seats are outside USA
Stream planning to enter into new areas such as China, Philippines and South America
Strong Overall BPO Market Growth
Market Drivers for Stream
Source: IDC 2007
($ in millions)
CAGR  2006 – 2011:  10%

Global BPO Services 9 Stream Business Overview

Global BPO Services

Stream Business Overview
Premier provider of complex, global BPO services
Exclusive focus on higher-value programs for
technology, communications and consumer
electronics clients
Superior revenue growth and diversified client list
– 25% CAGR since 2005
Global integrated capabilities
32 service locations – 75% outside USA
16,000 employees
60 million plus customer interactions
Leading technology platform
Ability for GBPO mgmt synergies to increase 2009
EBITDA by $16mm
Excellent platform for future BPO acquisitions
($ in millions)
($ in millions)
1.  Adjusted for certain non-recurring / one time expenses
Strong Revenue Growth
$311
$406
$484
$529
$600
$63
$200
$300
$400
$500
$600
$700
2005A 2006A 2007F 2008F 2009E
GBPO Synergies $663
Strong EBITDA Growth
(1)
$17
$23
$32
$44
$16
-$4
($10)
$0
$10
$20
$30
$40
$50
$60
$70
2005A 2006A 2007F 2008F 2009E
GBPO Synergies
$61

Global BPO Services

Global Footprint
London, ON
Chilliwack, BC
Beaverton, OR
Tampa, FL
US 2    Tier New
La Coruña, SP
Velizy, FR
Dublin, IR (1 & 2)
Derry, UK (1 & 2)
Helsingborg, SW
Amsterdam, NL
Szczecin, PO
Berlin, GE
Caliari, IT
Angers, FR
Santo Domingo, DR (3)
Tunis, TUN (1 & 2)
Belleville, ON
Sophia, BU
Cape Breton, NS
Watertown, NY
Sergeant Bluff, IA
San Jose, CR
Dubai, UAE
Bangladesh
Vietnam
Dalian, China
Shanghai, China
Santo Domingo, DR (1 & 2)
Sao Paolo, Brazil
Mumbai, IN (1 and 2)
Ghana, Africa
Argentina Offshore
Tokyo, Japan
Milan, IT
Holland, NL
India (3)
India (4)
Tunis, TUN (3)
Dallas, TX
Derry, UK (3)
CALA 4
Current Sites
2008 / 2009 New Sites
Philippines
Shenzen, China
40 centers in 24 countries in 2009
nd

Global BPO Services

Stream’s Diversified Sector and Client Portfolio
Diverse / Long-term Client Relationships
Industries Served
Software /
Technology
56%
Communications
21%
Consumer
Electronics
23%
Proven Track Record
Customer Highlights
Primarily Fortune 1000 clients
New business pipeline of $200mm+
80+ clients, 300+ distinct programs
Top customer relationships average 9 years in duration
All top customers across multiple sites / regions
90% of 2008 business under contract
Top CSAT scores across the board
Percent of Length of # of
Customer 2008E Revenue Relationship Programs
Customer 1 15% 13 Yrs 32
Customer 2 14% 4 Yrs 12
Customer 3 12% 11 Yrs 26
Customer 4 11% 8 Yrs 2
Customer 5 5% 8 Yrs 7
Customer 6 5% 16 Yrs 14
Customer 7 4% 10 Yrs 3
Customer 8 3% 11 Yrs 2
Customer 9 2% New 1
Customer 10 2% 3 Yrs 4
All Others 28%
Total 100%

Global BPO Services 13 Stream Financial Overview

Global BPO Services

($4)
$17
$23
$32
$44
($5)
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
$50
2005A 2006A 2007F 2008F 2009E
$311
$406
$484
$529
$600
$200
$250
$300
$350
$400
$450
$500
$550
$600
2005A 2006A 2007F 2008F 2009E
Financial Summary (Before GBPO synergies)
Adjusted EBITDA*
Revenue
($ in millions)
($ in millions)
Note: Adjusted for certain non-recurring one-time expenses.

Global BPO Services

Identified, Near Term GBPO Synergies
Profit Opportunities Primary Initiatives
Expected EBITDA
Impact
EBITDA from $60-$65 mm additional
revenue from current GBPO network
New services
New  locations
$10 million
EBITDA from operational
enhancements
Operating metrics
Staffing model
Technology
$8 million
Incremental costs Public company / Admin costs ($2 million)
Incremental near term EBITDA growth $16 million

Global BPO Services

$17
$23
$32
$44
$16
$16
($4)
($5)
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
$50
$55
$60
$65
2005A 2006A 2007F 2008F 2009E
$311
$406
$484
$529
$600
$63
$63
$200
$250
$300
$350
$400
$450
$500
$550
$600
$650
$700
2005A 2006A 2007F 2008F 2009E
Financial Summary (Post GBPO synergies)
Adjusted EBITDA*
Revenue
($ in millions)
($ in millions)
Note: Adjusted for non-recurring one-time expenses.  2008 and 2009 assume full year impact of $63mm in revenue and $16 mm in EBITDA as a result of GBPO synergies.
$592
$663
$48
$61

Global BPO Services

Conclusion: Stream + GBPO = A Compelling, High-
Growth Investment Opportunity
+
Global platform of
locations and technology
Global platform of
locations and technology
Extensive offshore and
BPO industry expertise
Extensive offshore and
BPO industry expertise
Rapid global expansion
Rapid global expansion
Blue chip
technology clients
Blue chip
technology clients
+
Additional deep
relationships with current
and potential clients
Additional deep
relationships with current
and potential clients
Substantial new
business opportunities for
organic revenue growth
Substantial new
business opportunities for
organic revenue growth
Industry leading high-end
BPO services
Industry leading high-end
BPO services
+
Deep experience with
incremental, value-added
BPO segments
Deep experience with
incremental, value-added
BPO segments
Diversified service provider
with multi-function
capabilities
Diversified service provider
with multi-function
capabilities
Continued operating
margin expansion
Continued operating
margin expansion
+
Deep operating experience
and track record with
Stream
Deep operating experience
and track record with
Stream
Material profit growth
Material profit growth
Stream
GBPO
Unique Platform

Global BPO Services 18 Global BPO Vision

Global BPO Services

Our Vision:  Build a Fully Integrated BPO Company
Integrated BPO Model Servicing Fortune 1000 clients both on-shore and off-shore using state-of-the-art technology
Common Technology Infrastructure with Specific Software Applications
World class clients in technology, software, telecommunications, healthcare, government and education sectors
Global service location footprint – North America, Europe, India, China, the Philippines, Latin America and South America
Credit and collections
Billing services
Data analytics
Reporting services
Finance and
Accounting
Lead generation
Web portal mgmt
Up-selling services
Customer retention
Sales and Marketing CRM
Customer care
Warranty services
Technical support
SaaS/Portals
HR and Support
Claims mgmt
Health benefit admin
Payroll mgmt
EMR database
Transcription and
interpretation
IVR technology
Hosting
Information
and language services
BPO Service Cycle

Global BPO Services 20 Appendix

Global BPO Services

Reconciliation of Stream Holdings Corp.
Non-GAAP Information
($ in thousands)
Total Year Total Year Total Year Total Year Total Year
2005 2006 2007 2008E 2009E
Non-GAAP Adjusted EBITDA
Net Income
(17,554) (5,349) (7,962) 5,980 12,373
Add / (Deduct):
Income Taxes
4,939 4,523 3,750 3,823 7,911
Depreciation and Amortization
4,132 7,664 11,950 12,037 14,276
Interest Expense
4,646 8,473 12,010 9,842 9,831
Minority Interest (298) (19) 0 0 0
Stock-Based Compensation
125 223 517 0 0
Management Fees
467 459 562 0 0
EBITDA, as reported ($3,543) $15,974 $20,827 $31,682 $44,390
Other Adjustments
Less:  One-Time / Restructuring Charges
0 1,449 2,467 0 0
EBITDA, as adjusted ($3,543) $17,424 $23,294 $31,682 $44,390